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                                                                   Exhibit 10.49

July 26, 2000

                    ADDENDUM NO. 5 TO LEASE AGREEMENT BETWEEN
                  INDUSTRIAL PROPERTIES OF THE SOUTH AS LESSOR
           AND VERILINK CORPORATION (AS SUCCESSOR TO TXPORT, INC.) AS
          LESSEE DATED JUNE, 1993 AND EFFECTIVE SEPTEMBER 22, 1993 AND
                  HEREIN AFTER REFERRED TO AS THE MASTER LEASE

At Lessee's request, this Addendum No. 5 is executed to this date, July 26, 2000 by Lessor and Lessee for the purpose stated within:

A.  Location:     Airport Office Center, 9668 Madison Boulevard, Madison, AL
                  35758
                  First floor office space:  Approximately 10,226 s.f.
                  Third floor office space:  Approximately 19,800 s.f.

B. Term: Starting December 31, 2000 for a two month period through February 28, 2001.

C.  Rate:         Rent for this time period will remain the same rate,

                  First Floor: $8.98 per s.f. per year x 10,226 s.f. = $91,829.48 (annual) divided by 12 - $7,652.46 (per month).

                  Third Floor: $9.48 per s.f. per year x 19.800 s.f. = $187,704.00 (annual) divided by 12 = $15,642.00 (per month).

All other terms and conditions of the Master Lease remain the same.


VERILINK CORPORATION                        LESSOR



/s/ C. W. Smith                              /s/ Charlene B. Graham
--------------------------------------       -----------------------------------
VP & Corporate Controller

8/10/00                                      8-17-2000
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Date                                         Date



Prepared by:

Industrial Properties of the South
2903 Wall Triana Hwy., Suite 7
Huntsville, AL  35824